EXHIBIT 99.6
              Financial Statements and Independent Auditors' Report ONLINE TELEVISION NETWORK SERVICES, INC.
                         May  31,  2000  and  1999

BOARD  OF  DIRECTORS
ONLINE  TELEVISION  NETWORK  SERVICES,  INC.
San  Diego,  California


We have audited the accompanying balance sheet of ONLINE TELEVISION NETWORK SERVICES, INC. as of May 31, 2000 and 1999 and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of Online Television Network
Services, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Online Television Network Services, Inc. as of May 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

The Company has a limited operating history and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in new and rapidly evolving markets for internet products and services. As discussed in
Note 10 to the financial statements, the Company has not generated sufficient revenues to achieve profitability. Failure to secure financing or its ability to generate sufficient cash flows through operations may have a material adverse impact on the Company's operations and financial position. Management's plans in regards to these matters are also described in Note 10. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.





October  27,  2000

By:  /s/  Hood  &  Strong,  LLP
-------------------------------
Hood & Strong,  LLP

ONLINE TELEVISION NETWORK SERVICES, INC.
BALANCE  SHEET
May 31,                                                          2000         1999
--------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                  $   3,086   $   11,824
    Receivables                                                   82,179       76,497
    Prepaid expenses                                               2,069          623
--------------------------------------------------------------------------------------

      Total current assets                                        87,334       88,944

FURNITURE AND EQUIPMENT, net                                      74,955      451,201

OTHER ASSETS                                                       3,963
--------------------------------------------------------------------------------------
                                                             $   166,252   $  540,145
======================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Trade payables                                           $    64,450   $   45,121
    Accrued expenses                                              36,889          764
    Leases                                                         8,323
    Current portion of long-term debt                                         197,190
--------------------------------------------------------------------------------------

      Total current liabilities                                  109,662      243,075
--------------------------------------------------------------------------------------

LONG-TERM LIABILITIES:
    Capital lease obligation                                       5,442
    Notes payable                                                             991,509
--------------------------------------------------------------------------------------

                                                                   5,442      991,509
--------------------------------------------------------------------------------------

      Total liabilities                                          115,104    1,234,584
--------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT):
    Common stock, $1 par value, 1,000,000 shares authorized,
      1,000,000 and 25,000 shares issued and outstanding       1,000,000       25,000
    Additional paid-in capital                                 1,452,145        5,000
    Accumulated deficit                                       (2,400,997)    (724,439)
--------------------------------------------------------------------------------------

      Total stockholders' equity (deficit)                        51,148     (694,439)
--------------------------------------------------------------------------------------
                                                             $   166,252   $  540,145
======================================================================================


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
ONLINE  TELEVISION  NETWORK  SERVICES,  INC.
STATEMENT  OF  OPERATIONS
For the Years Ended May 31,      2000         1999
---------------------------  ------------  -----------

REVENUES                     $   417,787   $  524,694

OPERATING EXPENSES:
  Salaries and benefits        1,107,677      560,659
  Professional fees               14,394        7,478
  Office expenses                757,691      465,506
  Other                           80,757        1,069
  Depreciation                   133,026      104,595
  State taxes                        800          800
---------------------------  ------------  -----------

                               2,094,345    1,140,107
---------------------------  ------------  -----------

NET LOSS                     $(1,676,558)  $ (615,413)
---------------------------  ------------  -----------

ONLINE  TELEVISION  NETWORK  SERVICES,  INC.
STATEMENT  OF  STOCKHOLDERS'  EQUITY
For  the  Years  Ended  May  31,  2000  and  1999
==================================================================================================
                                                                                        Total
                             Number                     Additional                   Stockholders'
                           of Shares       Common        Paid-in       Accumulated      Equity
                          Outstanding      Stock         Capital         Deficit      (Deficit)
BALANCES - MAY 31, 1998

  Common stock issued          25,000   $    25,000   $        5,000  $   (109,026)   $   (79,026)

  Net loss for the year
     ended May 31, 1999                                                   (615,413)      (615,413)
--------------------------------------------------------------------------------------------------

BALANCES - May 31, 1999        25,000        25,000            5,000      (724,439)      (694,439)

  Common stock issued         283,100       283,100          266,900                      550,000

  Debt converted to
     common stock             691,900       691,900          397,918                    1,089,818

  Extinguishment of debt
     by related party                                        782,327                      782,327

  Net loss for the year
     ended May 31, 2000                                                 (1,676,558)    (1,676,558)
--------------------------------------------------------------------------------------------------

BALANCES - May 31, 2000     1,000,000   $ 1,000,000   $    1,452,145  $ (2,400,997)   $    51,148
==================================================================================================


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
ONLINE TELEVISION NETWORK SERVICES, INC.
STATEMENT  OF  CASH  FLOWS
For the Year Ended May 31,                                2000         1999
------------------------------------------------------------------------------
OPERATING ACTIVITIES:
  Net loss                                            $(1,676,558)  $(615,413)
  Adjustments to reconcile net loss to net cash
   used by operations:
    Depreciation                                          133,026     104,595
    Loss on disposal of assets                             82,260
    Changes in:
      Receivables                                          (5,682)    (41,763)
      Prepaid expenses                                     (1,446)      4,877
      Other assets                                         (3,963)
      Accounts payable                                     19,329      44,766
      Accrued expenses                                     36,125        (285)
------------------------------------------------------------------------------

    Net cash used by operating activities              (1,416,909)   (503,223)
------------------------------------------------------------------------------

INVESTING ACTIVITIES:
  Proceeds from sale of assets                            229,988
  Purchase of furniture and equipment                     (69,028)   (464,127)
------------------------------------------------------------------------------

    Net cash provided (used) by investing activities      160,960    (464,127)
------------------------------------------------------------------------------

FINANCING ACTIVITIES:
  Reduction in capital lease obligation                    13,765
  Proceeds from issuance of notes payable                 683,446     979,039
  Issuance of common stock                                550,000
------------------------------------------------------------------------------

    Net cash provided by financing activities           1,247,211     979,039
------------------------------------------------------------------------------

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS           (8,738)     11,689

CASH AND CASH EQUIVALENTS, beginning of period             11,824         135
------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, end of period              $     3,086   $  11,824
------------------------------------------------------------------------------
NON-CASH ACTIVITIES:
  Debt converted to common stock                      $ 1,089,818
  Debt forgiven by stockholders                       $   782,327

NOTES TO FINANCIAL STATEMENTS ONLINE TELEVISION NETWORK SERVICES, INC.

NOTE 1 - ORGANIZATION:

                    Online Television Network Services, Inc. (the Company) is a corporation organized under the laws of the State of California. The Company was founded in 1997 for the purpose of designing and managing comprehensive online benefits communication and trust administration tools for labor unions, specializing in the design and development of benefits-specific internet sites form multi-employer union pension/health and welfare trust organizations.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

               a.   Basis of Presentation:
                    ---------------------

                    The Company maintains its accounts on the accrual basis of accounting. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimates.

               b.   Cash and Cash Equivalents:
                    -------------------------

                    For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents (of which there are none as of September 20, 2000).

               c.   Depreciation:
                    ------------

                    Fixed assets are recorded at cost. Property and equipment is depreciated on a straight-line basis over estimated useful lives ranging from three to seven years.

               d.   Revenue Recognition:
                    -------------------

                    The Company  records  revenue based upon  specific  contract
                    rates  for  website   development  and  management  services
                    rendered.

               e.   Recently Enacted Accounting Standards:
                    -------------------------------------

                    Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", SFAS No. 132, "employer's Disclosure about Pensions and Other Postretirement Benefits", SFAS No.133 (as amended by SFAS No. 137 and 138), "Accounting for Derivative Instruments and Hedging Activities", SFAS No. 134, "Accounting for Mortgage-Backed Securities ", and SFAS 135, "Rescission of FASB No. 75 and Technical Corrections", were recently issued. SFAS No. 130, 131, 132, 133 (as amended), 134 and 135 have no current application to the Company or their affect on the financial statements would not have been significant.

NOTE 3 - FURNITURE AND EQUIPMENT:

               Furniture and equipment, at cost, is summarized as follows as of May 31, 2000 and 1999:

                                                      2000             1999
--------------------------------------------------------------------------------
               Office  equipment                   $ 170,827           521,385
               Furniture  and  fixtures            $  30,995            55,857
                                                   $ 201,822         $ 577,242
--------------------------------------------------------------------------------

               Less  accumulated  depreciation       126,867           126,041
                                                      74,955           451,201
--------------------------------------------------------------------------------

================================================================================

               Depreciation for the years ended May 31, 2000 and 1999 was $133,026 and $104,595 respectively.

NOTE 4 - LEASE COMMITMENTS:

               The Company leases office space under an operating lease which expires May 15, 2004. Rent expense approximated $16,396 for the period ended September 20, 2000. As of September 20, 2000, future minimum lease payments, by fiscal year, are as follows:

                                      Year  ended  May  31,

                                           2001     $    64,941
                                           2002          67,539
                                           2003          70,241
                                           2004          32,771
--------------------------------------------------------------------------------

                                                     $  235,492
================================================================================

NOTE 5 - INCOME TAXES:

               No provision for federal and state income taxes has been recorded because the Company has incurred net operating losses since inception. The net operating loss carry-forwards as of May 31, 2000 approximate $1,600,000. These carry-forwards will be available to offset future taxable income and expire beginning in 2012. (subject to Internal Revenue Service and California Code Restrictions)

               Deferred income tax assets arising from such loss carryforwards have been fully reserved as of May 31, 2000 and 1999.

NOTE 6 - CAPITALIZED LEASE OBLIGATION:

               Capitalized leases bearing interest at rates ranging from 20% to 28% per annum. These leases expire between October 31 and December 31, 2001.

NOTE 7 - NOTES PAYABLE TO STOCKHOLDERS:

               At May 31, 1999, there were stockholder loans in the amount of $552,881. These loans plus additional loans made during the fiscal year 2000 of $229, 446 were forgiven by the stockholders in the year ended May 31, 2000.


NOTE 8 - LINE OF CREDIT:

               At May 31, 1999, the Line of Credit had an outstanding balance of $635,818. This line of credit was assumed by stockholders in the year ended May 31, 2000. In the year ended May 31, 2000 the balance due on this debt and other stockholder debt totaling $1,089,818 were converted to 691,000 share of the Company's common stock.


NOTE 9 - CONCENTRATION OF CREDIT RISK:

               The Company has identified its financial instruments which are potentially subject to risk. These financial instruments consist principally of cash and cash equivalents and receivables.

               During the year, the Company had significant operating cash and cash equivalents in excess of the federally insured limits. Credit risk from receivables is substantially mitigated by the Company's historically short collection periods.

NOTE 10 - BUSINESS RISKS:

               The Company has a limited operating history and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in new and rapidly evolving markets for Internet products and services. The Company has not generated sufficient revenues to achieve profitabity.

               The Company's failure to secure financing or its ability to generate sufficient cash flows through operations may have a material adverse impact on the Company's future operations and financial position. As noted in Note 10, the Company is being merged with Digital Bridge, Inc., a publicly-held company.

NOTE 11 - SUBSEQUENT EVENTS:

               Effective September 20, 2000 the stockholders of the Company entered into an agreement to exchange 100% of their outstanding common stock to Digital Bridge, Inc., a Nevada corporation, in a stock for stock transaction, pursuant to which the Company will be a wholly owned subsidiary of the Digital Bridge, Inc. As consideration, the stockholders received an aggregate of 3,059,500 shares of the Digital Bridge, Inc.'s stock with an estimated value of $5,545,344. The above transaction is expected to be recorded as a pooling of interests



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